EXHIBIT 99.1
                            BT FINANCIAL CORPORATION
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NEWS RELEASE
Contact:                John H. Anderson, Chairman and Chief Executive Officer
For Release:            Immediately - September 26, 2000

             BT FINANCIAL CORPORATION ANNOUNCES MAJOR RESTRUCTURING
                           TO ENHANCE FUTURE EARNINGS

             CORPORATE REORGANIZATION AND STOCK REPURCHASE TO DRIVE
                          GROWTH AND DIVERSIFICATION.

      JOHNSTOWN, PENNSYLVANIA (SEPTEMBER 26, 2000) - BT Financial Corporation (NASDAQ NMS: BTFC) today announced a series of strategic initiatives to enhance future growth in revenue and earnings per share. BTFC is creating a strategy that will ensure its ability to operate aggressively in a competitive financial services market without sacrificing its community-based values. Four principal initiatives were announced: 1) reorganization to a multi-channel, market-driven delivery system, 2) repurchase up to ten percent of its common stock through a modified Dutch auction tender, 3) adoption of a new name, and 4) investment in a new e-commerce strategy.

      In commenting on the initiatives, John H. Anderson, Chairman and Chief Executive Officer, stated, "Today's exciting announcements are beieng made against a backdrop of lower than expected earnings per share for the third quarter. Due to continued pressure on net interest margins, we expect to report results in the range of $0.33 to $0.35 per share for the period ending September 30, 2000." Anderson indicated that as a result of the new strategic initiatives, BTFC will take a pre-tax restructuring charge of $6.6 million or $0.39 per share in the fourth quarter of 2000, primarily to cover expenses related to the new identity rollout, early retirement and reorganization costs. Going forward, the Corporation expects to reduce annual expenses by $1.5 million. Based on this assumption and its actualization, together with the full repurchase of 1.6 million shares, the Corporation projects an incremental addition of $0.08 to $0.10 per share to fiscal 2001 net income.

CORPORATE RESTRUCTURING

      To maintain its competitive advantage, BTFC will reorganize into a multi-channel, market-driven organization that can skillfully blend new technology-based delivery alternatives with a more efficient branch system. Staffing changes and early retirements are anticipated as a part of the restructuring process. Anderson stated, "in many respects, this restructuring is a natural outgrowth of our evolving market. It will allow us to build a portfolio of branded businesses around distinct delivery propositions and to allocate resources where potential returns are the greatest."



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BT Financial Corporation BT Financial Plaza 551 Main Street Johnstown, PA 15901
                       (814) 532-3801 Fax: (814)536-2278
     Affiliates: Johnstown Bank and Trust Company Laurel Bank Fayette Bank
              BT Management Trust Company Bedford Associates, Inc.

                            BT FINANCIAL CORPORATION
--------------------------------------------------------------------------------

NEWS RELEASE

Contact:                John H. Anderson, Chairman and Chief Executive Officer
For Release:            Immediately - September 26, 2000

                                      -2-

STOCK BUYBACK

      The Board of Directors of BTFC has selected a modified Dutch auction tender with the goal of improving earnings per share and return on equity. Under this format, shareholders will have the opportunity to sell part or all of their shares to the Corporation at a price of not less than $18.00 per share nor in excess of $20.00 per share. Upon expiration of the tender, BTFC will select the lowest purchase price that will permit it to buy the desired number of shares. The offer to purchase shares will begin September 29, 2000 and expire on October 31, 2000.

NEW IDENTITY

      Effective November 15, 2000, BT Financial Corporation and its affiliates will begin operating under a new name: Promistar. BT Financial Corporation, with the Nasdaq ticker symbol "BTFC" will become Promistar Financial Corporation and trade under the symbol "PRFC". The 72 branches of Laurel Bank will operate under the Promistar Bank banner, and Laurel Trust Company and Laurel Investment Advisors, Inc. will re-emerge as Promistar Trust Company and Promistar Investment Advisors, Inc.

      Steven C. Ackmann, President and COO, will lead the new Promistar Bank management team. Mr. Ackmann, 49, has 27 years of banking experience and more than 14 years of service with the Corporation, where he retains the title of President and COO. Eric F. Rummel has been named to the newly created position of Chief Risk Officer. Mr. Runnel, 48, will oversee credit policy, audit compliance and risk management on a corporate-wide basis. He brings to this position over 27 years of senior level expertise with the Corporation.

INTERNET BANKING

      On November 15, 2000, Promistar Financial's new Internet banking services will debut at http//:www.promistar.com. The explosion in Internet use is driving demand for alternative delivery systems. By anticipating e-commerce solutions to customer needs, Promistar will be well-positioned to exploit future business opportunities. Anderson commented, "How we do business is changing. We're not just placing technology on top of a traditional banking structure. We are creating an operating environment where information is driving action. The initiatives we announced today are an exciting preamble to future growth and expansion.


================================================================================
BT Financial Corporation BT Financial Plaza 551 Main Street Johnstown, PA 15901
                       (814) 532-3801 Fax: (814)536-2278
     Affiliates: Johnstown Bank and Trust Company Laurel Bank Fayette Bank
              BT Management Trust Company Bedford Associates, Inc.

                            BT FINANCIAL CORPORATION
--------------------------------------------------------------------------------

NEWS RELEASE

Contact:                John H. Anderson, Chairman and Chief Executive Officer
For Release:            Immediately - September 26, 2000

                                      -3-

      BT Financial Corporation is a bank holding company with headquarters at BT Financial Plaza, 551 Main Street, Johnstown, with assets totaling $2 billion. The Corporation's banking affiliate is Laurel Bank, Johnstown, which serves 12 counties throughout southwestern Pennsylvania. BT Financial Corporation's other affiliates include Laurel Trust Company, a state chartered trust company, Laurel Investment Advisors, Inc., a registered investment advisor, Bedford Associates, Inc., a real estate company, Bedford Associates of Delaware, Inc., an investment company, Flex Financial Consumer Discount Company, and Laurel Community Development Corporation, which provides housing for low to moderate income citizens.

      This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

























================================================================================
BT Financial Corporation BT Financial Plaza 551 Main Street Johnstown, PA 15901
                       (814) 532-3801 Fax: (814)536-2278
     Affiliates: Johnstown Bank and Trust Company Laurel Bank Fayette Bank
              BT Management Trust Company Bedford Associates, Inc.

                            BT FINANCIAL CORPORATION
--------------------------------------------------------------------------------

NEWS RELEASE

Contact:      Brian H. Lehman, Senior Vice President and Chief Financial Officer
For Release:  814/532-3374
              Immediately - September 26, 2000


    BT FINANCIAL CORPORATION BEGINS DUTCH AUCTION TENDER OFFER FOR UP TO 1.6
                          MILLION OF ITS COMMON SHARES

               OFFER REPRESENTS 10% OF OUTSTANDING COMMON STOCK

      JOHNSTOWN, PENNSYLVANIA (SEPTEMBER 26, 2000) - BT Financial Corporation (NASDAQ NMS: BTFC) announced today that it has commenced a Dutch Auction tender offer to purchase up to 1.6 million or 10% of its common shares (including the associated preferred share purchase rights). Under the terms of the offer, BT Financial shareholders may offer to sell to BT Financial all or a portion of the shares they own within a price range of $18 to $20 per share in cash. The offer begins September 29, 2000 and will expire at 5:00 p.m., New York City time, on Tuesday, October 31, 2000, unless the offer is extended by BT Financial.

      BT Financial said that on September 26, 2000 it announced several initiatives intended to improve returns and to enhance shareholder value. One of those initiatives is this tender offer, which provides two alternatives to BT Financial shareholders. Subject to the maximum number of shares BT Financial is seeking to purchase, shareholders have the opportunity either to receive in cash a value approximately 10 to 15% in excess of the current market value of BT Financial's common shares or to remain invested in BT Financial as it seeks to continue its positive earnings momentum and implement the accelerated growth strategy that BT Financial believes will produce superior returns for its shareholders.

      The tender offer permits tendering BT Financial shareholders to specify the price, within the $18 - $20 price range, at which they are willing to sell their shares. Once the offer expires, subject to the specific terms and conditions of the tender offer, BT Financial will examine the prices chosen by shareholders and will select the lowest purchase price that will allow it to purchase 1.6 million shares, or such lesser number of shares as are tendered. If the total number of shares tendered at or below the selected price and not withdrawn is more than 1.6 million, BT Financial will first purchase shares tendered at or below the selected price by odd lot holders. BT Financial will then purchase, on a pro rata basis, shares from all other shareholders who tendered shares at or below the selected price. All purchased shares will receive the same price. BT Financial has reserved the right to purchase up to an additional 2% of its shares, subject to applicable law. BT Financial's offer is not conditioned on any minimum number of shares being tendered. The offer is subject to a number of other terms and conditions that are specified in the Offer to Purchase being distributed to shareholders.


================================================================================
BT Financial Corporation BT Financial Plaza 551 Main Street Johnstown, PA 15901
                       (814) 532-3801 Fax: (814)536-2278
     Affiliates: Johnstown Bank and Trust Company Laurel Bank Fayette Bank
              BT Management Trust Company Bedford Associates, Inc.

                            BT FINANCIAL CORPORATION
--------------------------------------------------------------------------------

NEWS RELEASE

Contact:      Brian H. Lehman, Senior Vice President and Chief Financial Officer
For Release:  814/532-3374
              Immediately - September 26, 2000


                                      - 2 -

      The Dealer Manager and Information Agent for BT Financial's Dutch Auction tender offer is Keefe, Bruyette & Weeds, Inc. BT Financial's Board of Directors has approved this tender offer. However, neither BT Financial, its Board of Directors nor the Information Agent/Dealer Manager is making any recommendation to shareholders as to whether to tender or refrain from tendering their shares or as to the price or prices at which they may choose to tender their shares. Shareholders must make their own decision as to whether to tender their shares and, if so, how many shares to tender and the price or prices at which such shares should be tendered. BT Financial's Board of Directors and executive officers have advised BT Financial that they will not tender any of their shares in the offer.

      This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of BT Financial's common stock. The offer is being made solely by the Offer of Purchase. Investors are urged to read BT Financial's tender offer statement on Schedule TO being filed today with the SEC in connection with the "Dutch Auction" tender offer, which includes as an exhibit, the Offer to Purchase, as well as any amendments or supplements to this statement when they become available, because they contain important information. Each of these documents has been or will be filed with the SEC and investors may obtain them for free from the SEC at the SEC's website (www.sec.gov) or from BT Financial by directing such request to: BT Financial Corporation, Investor Relations Department, BT Financial Plaza, 551 Main Street, Johnstown, Pennsylvania, telephone toll-free 1-800-441-6252, or Keefe, Bruyette & Woods, Inc. at (877) 298-6520 (toll free).

      BT Financial Corporation is a bank holding company with headquarters at BT Financial Plaza, 551 Main Street, Johnstown, with assets totaling $2 billion. The Corporation's banking affiliate is Laurel Bank, Johnstown, which serves 12 counties throughout southwestern Pennsylvania. BT Financial Investment Corporation's other affiliates include Laurel Trust Company, a state chartered trust company, Laurel Investment Advisors, Inc., a registered investment advisor, Bedford Associates, Inc., a real estate company, Bedford Associates of Delaware, Inc., an investment company, Flex Financial Consumer Discount Company, and Laurel Community Development Corporation, which provides housing for low to moderate income citizens.

      This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company' financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.


================================================================================
BT Financial Corporation BT Financial Plaza 551 Main Street Johnstown, PA 15901
                       (814) 532-3801 Fax: (814)536-2278
     Affiliates: Johnstown Bank and Trust Company Laurel Bank Fayette Bank
              BT Management Trust Company Bedford Associates, Inc.